Exhibit 10.2

                                  CapLease, Inc.
                           Summary of Compensation to
                               Independent Directors

                                                              Fiscal 2008
                                                          -------------------
Annual cash retainer .................................    $            35,000
Committee chair additional retainer ..................    $             6,000(1)
Lead independent director retainer ...................    $            10,000
Stock award ..........................................           3,250 shares(2)
Board attendance fee .................................    $ 1,000 per meeting(3)
Committee attendance fee .............................    $   500 per meeting(4)

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(1)   Except for our audit committee chair, who receives $10,000.

(2) Except for our audit committee chair, who receives 4,000 shares. All awards will vest in three equal annual installments beginning on the first anniversary of the grant date.

(3)   $500 fee if attended by teleconference.

(4) Committee attendance fees are not paid for meetings held on the same day as a Board meeting.